SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): November 12, 2004

                             General Components Inc.
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

              000-33483                               88-0496645
     ----------------------------         ----------------------------------
       (Commission File Number)            (IRS Employer Identification No.)


    Suite 2021, 20/F, Two Pacific Place          88 Queensway, Hong Kong
    ---------------------------------------       --------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:      (852) 2167 8298
                                                      ----------------------

Item 4.01 - Changes in Registrant's Certifying Accountant


     (a) On November 9, 2004, General Components, Inc. (the "Company") dismissed Kyle L. Tingle, CPA, LLC ("Tingle") as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

      The report of Tingle on the Company's financial statements for the fiscal years ended May 31, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion. However, in Tingle's financial statements for the Company's fiscal year ended May 31, 2004, it was noted that there was substantial doubt about the Company's ability to continue as a going concern. During the Company's fiscal years ended May 31, 2003 and 2004 and the subsequent interim period preceding the termination, there were no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

     The Company requested that Tingle furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the amended letter dated November 17, 2004 is furnished by Tingle in response to that request is filed as Exhibit 16.1 to this Form 8-K/A.

     (b) On November 10, 2004, BDO McCabe Lo & Company ("BDO") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of BDO, the Company has not consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.


Item 9.01  Financial Statements and Exhibits.

     (a) Financial statements of business acquired. None.

     (b) Pro forma financial information. None

     (c) Exhibits.

Exhibit Number                Description
--------------                -----------

        16.1 Letter from Kyle L. Tingle, CPA, LLC dated November 17, 2004 regarding change in certifying accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL COMPONENTS INC.

                                            By:  /s/ Bruce Cole
                                              ---------------------
                                            Name:  Bruce Cole
                                            Title:  President

Dated: November 18, 2004